EXHIBIT 1 – JOINT FILING AGREEMENT

This joint filing agreement is made and entered into as of this 26 day of November, 2021, among Rakuten Mobile USA Service Inc., Rakuten Symphony Singapore PTE Ltd., Rakuten Mobile, Inc. and Rakuten Group, Inc.

The parties to this Agreement hereby agree to prepare jointly and file timely (and otherwise to deliver as appropriate) all filings on any Forms 3, 4, or 5 or Schedules 13D or 13G, and any and all amendments thereto and any other documents relating thereto (collectively, the “Filings”) as required to be filed pursuant to the Securities Exchange Act of 1934, as amended. The parties to this Agreement further agree and covenant that each will fully cooperate with such other parties in the preparation, timely filing, and delivery of all such Filings.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first set forth above.

Dated: November 26, 2021

SCHEDULE A

DIRECTORS AND EXECUTIVE OFFICERS OF RAKUTEN GROUP, INC.

The name, citizenship, business address, and present principal occupation or employment of each of the directors and executive officers of the Reporting Person are as set forth below.

Directors:

Name	Present Principal Occupation of Employment	Present Business Address	Citizenship
Hiroshi Mikitani	Representative Director, Chairman, President and CEO	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Masayuki Hosaka	Representative Director and Vice Chairman	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Charles B. Baxter	Director	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	United States of America
Kentaro Hyakuno	Director, Group Executive Vice President, Chief Operating Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Ken Kutaragi	Director	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Sarah J.M. Whitley	Director	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	United Kingdom
Takashi Mitachi	Director	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Jun Murai	Director	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
John V. Roos	Director	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	United States of America

Non-Director Executives:

Name	Present Principal Occupation of Employment	Present Business Address	Citizenship
Yoshihisa Yamada	Group Executive Vice President, President of Communications & Energy Company	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Yasufumi Hiari	Group Executive Vice President, Chief Information Officer, Chief Information Security Officer, Senior Vice President of Communications and Energy Company, Chief Technology Officer of FinTech Group Company	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Makoto Arima	Group Executive Vice President, CRO (Chief Revenue Officer), President of Ad & Marketing Company, Senior Director of Marketing Division, Senior Director of Technology Division	Futako Tamagawa Rise Office 2-21-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan"	Japan

Kazunori Takeda	Group Executive Vice President, President of Commerce Company	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Kenji Hirose	Group Executive Vice President, Chief Financial Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Tareq Amin	Group Executive Vice President, Chief Technology Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	United States of America
Masatada Kobayashi	Group Managing Executive Officer, Chief Well-Being Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Koji Ando	Group Managing Executive Officer, Senior Director of Group Company Division, Senior Vice President of Investment & Incubation Company, Office Manager of CEO Office	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Yuji Kusunoki	Group Managing Executive Officer, Representative Director, President of Rakuten Securities, Inc.	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Terje Marthinussen	Group Managing Executive Officer, CAO (Chief Architecture Officer) of Technology Platforms Division	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Norway
Hiroyuki Nagai	Group Managing Executive Officer, Representative Director and President of Rakuten Bank, Ltd.	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-Ku, Tokyo 160-0022 Japan"	Japan
Hiroshi Takasawa	Group Managing Executive Officer, President of Investment & Incubation Company Head of Asia RHQ	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Naho Kono	Group Managing Executive Officer, Chief Marketing Officer, Senior Vice President of Commerce Company	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Takuya Kitagawa	Group Managing Executive Officer, Chief Data Officer of Technology Services Division	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Koichi Nakamura	Group Managing Executive Officer, Representative Director of Rakuten Payment, Inc.	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-Ku, Tokyo 160-0022 Japan"	Japan
Kazuhiko Kasahara	Group Managing Executive Officer, Director and Executive Vice President of Rakuten Payment, Inc.	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Shunsuke Yazawa	Group Managing Executive Officer, Representative Director and Executive Vice President, Rakuten Mobile, Inc.	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Hiroto Furuhashi	Group Managing Executive Officer, Executive Officer, Rakuten Mobile, Inc.	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Tomotaka Torin	Senior Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Akihito Kurozumi	Senior Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Michael Tamblyn	Senior Executive Officer	135 Liberty Street, Suite 101, Toronto, Ontario, M6K 1A7, Canada	To be updated

Kuniaki Matsumura	Senior Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Amit Patel	Senior Executive Officer	Rakuten Crimson House West 800 Concar Drive., San Mateo, California, 94402, U.S.A.	United States of America
Akihito Nohara	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Kei Wada	Executive Officer	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-Ku, Tokyo 160-0022 Japan	Japan
Satoshi Seki	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Naoki Mizuguchi	Executive Officer	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-Ku, Tokyo 160-0022 Japan	Japan
Makoto Watanabe	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Takao Shiono	Executive Officer	Rakuten Crimson House Aoyama, 2-6-21 Minami-Aoyama Minato-Ku, Tokyo 107-0062 Japan	Japan
Kaoru Tanaka	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Miki Kimura	Executive Officer	FORECAST Shinagawa 1-20-9 Kitashinagawa, Shinagawa-Ku, Tokyo 140-0001 Japan	Japan
Yozo Tachibana	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Yoshinari Fukumoto	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Naojiro Hisada	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Shunsuke Hoshino	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Teruji Hoshino	Executive Officer	Rakuten Crimson House Singapore 138 Market Street, #32-01, CapitaGreen, Singapore 048946	Japan
Fernando Paulo	Executive Officer	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-Ku, Tokyo 160-0022 Japan	United States of America
Rohit Dewan	Executive Officer	Rakuten Crimson House West 800 Concar Drive., San Mateo, California, 94402, U.S.A.	To be updated
Hideki Hirata	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan

Keisuke Ichihara	Executive Officer	Rakuten Crimson House Aoyama, 2-6-21 Minami-Aoyama Minato-Ku, Tokyo 107-0062 Japan	Japan
Sae Min Ahn	Executive Officer	Rakuten Crimson House Singapore 138 Market Street, #32-01, CapitaGreen, Singapore 048946	Republic of Korea
Shigenobu Kobayashi	Executive Officer	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-Ku, Tokyo 160-0022 Japan	Japan
Oskar Miel	Executive Officer	Rakuten Crimson House Singapore 138 Market Street, #32-01, CapitaGreen, Singapore 048946	Spain
Yuzo Hashiya	Executive Officer	Shinjuku East Side Square, 6-27-30 Shinjuku, Shinjuku-ku, Tokyo 160-0022 Japan	Japan
Ryo Matsumura	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Yoshiyuki Takano	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Noriaki Komori	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Yusuke Kobayashi	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Toshihiko Otsuka	Executive Officer	2, Rue du Fosse, L-1536, Luxembourg	Japan
Kiichi Sorimachi	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Shunsuke Konno	Executive Officer	Futako Tamagawa Rise Office 2-21-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Yosuke Komeda	Executive Officer	Rakuten Life Park Miyagi 2-11-6 Miyagino, Miyagino-Ku, Sendai, Miyagi 983-0045 Japan	Japan
Shinji Kimura	Executive Officer	Rakuten Crimson House West 800 Concar Drive., San Mateo, California, 94402, U.S.A.	Japan
Nick Stamos	Executive Officer	Rakuten Crimson House West 800 Concar Drive., San Mateo, California, 94402, U.S.A.	To be updated
Atsushi Tamura	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan
Adrienne Down Coulson	Executive Officer	Rakuten Crimson House West 800 Concar Drive., San Mateo, California, 94402, U.S.A.	To be updated
Kyoko Altman	Executive Officer	Rakuten Crimson House West 800 Concar Drive., San Mateo, California, 94402, U.S.A.	United States of America
Yui Ono	Executive Officer	Rakuten Crimson House 1-14-1 Tamagawa, Setagaya-Ku Tokyo 158-0094 Japan	Japan